
                                                                                                      CAPITAL SELECT VARIABLE SERIES
5                                                                                                            Wholesale Broker-Dealer
                                                                                                            Schedule of Compensation
Valley Forge Life Insurance Company
-------------------------------------------------------------------- ---------------------------------------------------------------



                                   SCHEDULE 1

Subject to all of the terms and conditions of the Wholesale  Broker-Dealer Sales
Agreement  entered  into between the Valley Forge Life  Insurance  Company,  CNA
Investor Services, Inc. and Wholesale Broker-Dealer, this Schedule is attached to and made a part thereto. This Schedule replaces any previously issued compensation schedule relating to the Capital Select Variable Annuity, Capital
Select Plus Variable Annuity, Capital Select Variable Universal Life Contracts or the Capital Select VUL Series. It is acknowledged that the insurer reserves the right to reject any applications submitted and to cancel or rescind any contract issued, returning where applicable the consideration or any part thereof. In the event of such rejection, cancellation, or rescission, any compensation paid on the consideration returned shall forthwith be paid by the Wholesale Broker-Dealer to the Insurer or withheld from other compensation payments, or both.

Commission:

1.   Commissions will be paid by CNA only to the agent's broker-dealer.

2.   The   individual  for  whom  the  commission  is  intended  must  have  the appropriate variable contracts appointment by CNA


Commission:
Capital Select Variable Annuity; Policy Form Numbers V100-1128A; V100-1129A;
P4-119013-A; P4-119014-A
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

     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     Issue Age                                    Up to age 74                       75-79                     80+
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     Standard Commission                              1.00%                          .75%                      .75%
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     Wholesaler Assisted*                             .50%                           .375%                    .375%
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
         *Commission reduced by 50% with Wholesaler participation.  Election made by Wholesale Broker Dealer.


Commission:
Capital Select Plus Variable Annuity; Policy Form Number VA-101 (10/99) Series

     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     Issue Age                                    Up to age 74                       75-79                     80+
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     Standard Commission                              1.00%                          .75%                      .75%
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
     Wholesaler Assisted*                             .50%                           .375%                    .375%
     ----------------------------------- -------------------------------- ---------------------------- ---------------------
         *Commission reduced by 50% with Wholesaler participation.  Election made by Wholesale Broker Dealer.
         Policyholder Bonus is not subject to first year commissions.


Commission:
Capital Select VUL Single Premium, Single Life; Policy form number VUL-102 (8/00) Series Capital Select VUL Single Premium, Last to Die; Policy form number VUL-103 (8/00) Series

     ------------------------------------------- -----------------------------------------
     Standard Commission                                          1.00%
     ------------------------------------------- -----------------------------------------
     ------------------------------------------- -----------------------------------------
     Wholesaler Assisted*                                          .50%
     ------------------------------------------- -----------------------------------------
         *Commissions reduced by 50% with Wholesaler participation. Election made by Wholesale Broker Dealer.




V262892-E                                               Continued on Reverse Side                                      LIC262892-E



---------------------------------------------- -------------------------------------------- ---------------------------------------

January 1, 2001

Commission:
Capital Select VUL Flexible Premium, Single Life; Policy form number VUL-104
(8/00) Series
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

     ------------------------- ----------------------------- ----------------------------- ------------------------------
                                     Contract Year 1              Contract Years 2+        % of Target Premium Included
                                   % of Target Premium               % of Premium                  in TOP Bonus
     ------------------------- ----------------------------- ----------------------------- ------------------------------
     ------------------------- ----------------------------- ----------------------------- ------------------------------
     Standard Commission                   10%                            0%                            50%
     ------------------------- ----------------------------- ----------------------------- ------------------------------
     ------------------------- ----------------------------- ----------------------------- ------------------------------
     Wholesaler Assisted*                  7.5%                           0%                            50%
     ------------------------- ----------------------------- ----------------------------- ------------------------------
         *Commissions reduced by 25% with Wholesaler participation. Election made by Wholesale Broker Dealer.


Commission:
Capital Select VUL Flexible Premium, Last to Die; Policy form number VUL-105 (8/00) Series Capital Select Variable Universal Life; Policy Form Numbers V100-1132-A; V100-1133-A; VUL-101 (8/99) Series

     ------------------------- ----------------------------- ----------------------------- ------------------------------
                                     Contract Year 1              Contract Years 2+        % of Target Premium Included
                                   % of Target Premium               % of Premium                  in TOP Bonus
     ------------------------- ----------------------------- ----------------------------- ------------------------------
     ------------------------- ----------------------------- ----------------------------- ------------------------------
     Standard Commission                   20%                            0%                            50%
     ------------------------- ----------------------------- ----------------------------- ------------------------------
     ------------------------- ----------------------------- ----------------------------- ------------------------------
     Wholesaler Assisted*                  15%                            0%                            50%
     ------------------------- ----------------------------- ----------------------------- ------------------------------
         *Commissions reduced by 25% with Wholesaler participation. Election made by Wholesale Broker Dealer.

Term Conversion Credits:
Premium credits resulting from a CNA term policy conversion are not subject to first year commission.


Chargebacks:

Applies to all contracts listed on schedule. Policy form numbers V100-1128A; V100-1129A; P4-119013-A; P4-119014-A; VA-101 (10/99) Series; VUL-101 (8/99)
Series;  VUL-102  (8/00) Series;  VUL-103 (8/00) Series;  VUL-104 (8/00) Series;
VUL-105 (8/00) Series; V100-1132-A; V100-1133-A.

Commission Chargebacks will be taken on surrenders only. The chargeback rates are:

         1st 6 months                       100.00%
         Months 7 through 12                 50.00%
         Over 12 months                       0.00%